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                                                    [SHIP LOGO VANGUARD/(R)/]





VANGUARD INDEX FUNDS



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2009

Under "Description of the Trust," the following text replaces similar text under "Service Providers":

CUSTODIANS. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Growth Index, Mid-Cap Growth Index, Mid-Cap Value Index, Small-Cap Index, and Total Stock Market Index Funds), and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the 500 Index, Extended Market Index, Large-Cap Index, Mid-Cap Index, Small-Cap Growth Index, Small-Cap Value Index, and Value Index Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.























(C) 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                      SAI040 062009